McM  FUNDS

McM Principal Preservation Fund
McM Intermediate Fixed Income Fund
McM Fixed Income Fund
McM Balanced Fund
McM Equity Investment Fund

Supplement dated January 2, 2001
to Statement of Additional Information
dated September 14, 2000

The following information replaces and supersedes any contrary information contained in the Trust's Statement of Additional Information. The paragraphs under the heading "Underwriter" on page 19 of the Statement of Additional Information are deleted and replaced with the following:

PFPC Distributors, Inc., 3200 Horizon Dr., King of Prussia, PA 19406, serves as underwriter pursuant to an underwriting agreement for the limited purpose of acting as underwriter to facilitate the registration of shares of each Fund under state securities laws and to assist in the sale of shares. The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

PFPC Distributors has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to PDI as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Trust.

PFPC Distributors is a broker-dealer registered with the U.S.
Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.



All other references to Provident Distributors, Inc. in the Statement of Additional Information are hereby replaced with PFPC
Distributors, Inc.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.